                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-CSR
              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES
                  Investment Company Act file number: 811-8033
             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                         11 S. LASALLE STREET, 2/ND/ FLOOR
                             CHICAGO, ILLINOIS 60603
                             -----------------------
               (Address of principal executive offices) (Zip code)

                                 David T. Novick
                          General Counsel and Secretary
             Security Capital Real Estate Mutual Funds Incorporated
                         11 S. LaSalle Street, 2/nd/ Floor
                             Chicago, Illinois 60603
                             -----------------------
                     (Name and address of agent for service)
       Registrant's telephone number, including area code: (312) 345-5800
                   Date of fiscal year end: December 31, 2002
                     Date of reporting period: June 30, 2003

Item 1. Reports to Stockholders.
[Insert a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).]

                                SECURITY CAPITAL

                                     [PHOTO]

                             U.S. REAL ESTATE SHARES
                             2003 SEMIANNUAL REPORT

                             [LOGO] SECURITY CAPITAL

SECURITY CAPITAL
U.S. REAL ESTATE SHARES
--------------------------------------------------------------------------------

Security Capital U.S. Real Estate Shares is a highly focused, no-load real estate mutual fund that seeks to provide shareholders with above average returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile returns, as compared with other U.S. real estate mutual funds that invest primarily in real estate securities in the United States by integrating in-depth proprietary research with sophisticated capital markets research and modeling techniques.

TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Real estate stocks posted strong results in the first half of 2003 as 45-year low interest rates and the hint of an economic recovery highlighted both income and growth attributes within the group. The benchmark Wilshire Real Estate Securities Index ("WARESI") generated a total rate of return of +13.5% year-to-date through June 30, 2003. Returns for the Morgan Stanley REIT and NAREIT Equity indices were slightly higher at +13.8% and +13.9%, respectively, for the year-to-date period. By comparison, the S&P 500 and Russell 2000 indices generated returns for the first half of +11.8% and +17.9%, respectively. On a trailing 12-month basis, the WARESI has generated a total return of +3.0%, outperforming both the S&P 500 (+0.3%) and the Russell 2000 (-1.6%).

Security Capital U.S. Real Estate Shares ("SC-US Real Estate Shares") generated a total return for the first half of 2003 of +13.1%. On a trailing 3-year and 5-year basis as of June 30, 2003, the Fund has generated average annual returns of +11.6% and +8.9%, respectively. SC-US Real Estate Shares' 5-year performance ranks the Fund in the top 8% of all real estate mutual funds evaluated by Morningstar/1/.

2003 Mid-Year Overview

                            Year-to-Date Performance

                              Total Rate of Return

                                     [CHART]

                                    Bar chart

Real Estate Stocks

WARESI         13.5%
RMS            13.8%
NAREIT         13.9%

Other Stocks

S&P            11.8%
NASDAQ         21.8%
RUSSELL 2000   17.9%

Source: SC-R&M, Bloomberg

Performance for real estate stocks by property type and by company for the first half of 2003 reflected cross currents evident in both the broader equity and bond markets--investors continue to aggressively seek current income while also showing an increasing appetite for risk, selectively targeting investments positioned for growth in an eventual economic recovery. The strongest performing stocks during the first half were the retail companies, with returns of +20.4% for malls and +19.4% for shopping centers. Retail operating trends in terms of occupancy levels and rents continue to show resiliency and the mall companies, in particular, are aggressively pursuing consolidation of the mall industry with historically low cost capital.

                   Year-to-Date Performance by Property Type

                              Total Rate of Return

                                     [CHART]

                                    Bar chart

                                                              WARESI TRR = 13.5%

Regional Malls     20.4%
Shopping Centers   19.4%
Healthcare*        17.8%
Office             15.5%
Industrial         10.5%
Storage             8.6%
Multifamily         8.4%
Hotels              3.9%

Source: SC-R&M, Wilshire

*    Not included in the WARESI; Source: Bloomberg REIT Healthcare Index.

While not part of the WARESI, healthcare companies generated a total return for the first half of +17.8%. These owners of primarily long-term, net-leased properties pay significant dividends and their tenants have also benefited from a modestly improving operating environment related to Medicare reimbursements for nursing homes.

While generating positive total returns, the lodging and multifamily companies were the underperforming real estate stocks during the first half with total returns of +3.9% and +8.4%, respectively. Lodging stocks have been highly volatile quarter-to-quarter in the post 9/11 period, alternatively representing the best and the worst of the real estate indices. This has been true again in 2003 with lodging stocks returning a WARESI-best +21.3% in the second quarter following a -14.4% return in the first quarter. Although lodging companies continue to be pressured by a depressed and intensely competitive travel environment, the stocks benefited during the second quarter from the general easing of downside concerns regarding the Iraq conflict and the associated refocus by investors on the prospects for a U.S. economic recovery. Investors are anticipating strong performance in a recovering economy through a combination of improving travel patterns from the highly profitable business segment and low levels of new hotel construction.

In the case of the multifamily companies, individual company issues were a significant factor in the underperformance of this group since property type trends actually stabilized during the first half and resulted in strong anticipatory stock price performance for many multifamily companies. Large cap apartment owner Apartment Investment and Management Company (AIV) pursued a more centralized pricing model for its national portfolio of rental units in the first quarter and ceded occupancy points to competitive properties in many of its markets.

Equity issuance for public real estate companies totaled $4.7 billion through June 30, 2003, with an increase in issuances during the second quarter. Second quarter equity capital issuance activity totaled $4.1 billion versus only $0.6 billion in the first quarter. This $4.7 billion year-to-date total compares with full year totals of $7.7 billion in each of 2002 and 2001. In addition to active issuance of preferred equity, the market saw an increase in common stock issuance during the second quarter including two initial public offerings--Los Angeles office owner Maguire Properties, Inc.
(MPG) and American Financial Realty Trust (AFR), an owner of bank net-leased properties. The market also absorbed $316 million of common shares in shopping center owner Regency Centers Corporation (REG) offered by General Electric Capital Real Estate through a secondary offering.

On the mergers and acquisitions front, there were two transactions announced during the first half of 2003. One in particular highlighted the potential for mis-pricing of real estate assets in the public market in light of aggressive private capital. On May 29th, manufactured housing owner Chateau Communities, Inc. (CPJ) announced an agreement to be acquired by a private counterpart, Hometown America LLC, for $2.2 billion in cash and assumed debt--a 16.3% premium over pre-announcement pricing. This pricing surprised investors since recent formal overtures for CPJ from its Zell-controlled competitor, Manufactured Home Communities, Inc. (MHC), had already led to pricing gains and the highly structured formulation of MHC's offer was intepreted by some as a "Trojan horse" strategy for an already fully valued company. Also announced during the first half was the $680 million acquisition of small cap shopping center owner Mid-Atlantic Realty Trust (MRR) by Kimco Realty Corporation (KIM).

Subsequent to the end of the first half, it was announced that industrial REIT ProLogis (PLD) would be added to the S&P 500 effective end-of-business July 16th. ProLogis becomes the fifth REIT to be added to S&P's flagship index since Equity Office Properties Trust (EOP) was added in October 2001. The others are Equity Residential Properties Trust (EQR), Plum Creek Timber Company, Inc.
(PCL), and Simon Property Group, Inc. (SPG).

Fund Performance

SC-US Real Estate Shares generated a total return of +13.1% for the year-to-date period through June 30, 2003, compared to a +13.5% total return for the WARESI benchmark.

The strongest positive contribution to performance during the first half came from the Fund's select investments among retail companies, particularly the top-performing regional mall companies. The Fund also benefited from the highly opportunistic participation in a secondary offering of shares by Nationwide Health Properties, Inc. (NHP) that generated a return of +36.1% during the period, as well as targeted regional office investments including Mack-Cali Realty (CLI) and Corporate Office Properties (OFC). The Fund's multifamily investments,

--------------------------------------------------------------------------------

including AIV, contributed negatively to benchmark relative performance during the first half of 2003.

For the trailing 1-year period as of June 30, 2003, SC-US Real Estate Shares generated a total return of +3.1% versus +3.0% for the WARESI benchmark. For the 3-year, 5-year and 6 1/2-year since-inception periods, average annual returns for the Fund were +11.6%, +8.9%, and +10.2%, respectively, reflecting benchmark relative performance of -179 bps, +165 bps and +192 bps, respectively. SC-US Real Estate Shares 5-year performance ranks the Fund in the top 8% of all real estate mutual funds evaluated by Morningstar/1/.

Perspective and Outlook

With interest rates at historic lows and U.S. equity markets beginning to rally, there's a real tension in investment markets as investors search for clues as to the direction of the economy. Eventually, at least one market--the stock market or the bond market--will likely be disappointed as the economy either bounces back with the associated upward pressure on longer-term interest rates, or not. In the meantime, virtually every investment debate or perspective appears to revolve around this single fundamental question.

This tension exists within the universe of real estate stocks as well. Many investors view real estate securities as a homogenous group sitting firmly on the income side of the debate. While this simple perspective will undoubtedly influence short-term price movements, it is misleading. The fact is, there are distinct differences within the real estate stock universe by property type and even by company in terms of sensitivity to interest rate movements and to economic growth.

This has clearly been demonstrated with recent history. Since January 1, 2001, a period when the WARESI generated annual average returns of +10.6%, returns by property type have varied significantly, ranging from +32.1% for the mall companies down to -6.1% for the lodging companies. Even within property types, results have been highly variable over this period, with individual multifamily company returns, for example, ranging from a high of +29.9% to a low of -7.0%--the average for multifamily companies was +4.2%.

We believe investors can expect to see the same dispersed pattern of performance among real estate stocks moving forward, with absolute winners and losers under a broad range of economic scenarios. The performance of high-quality office companies, for example, has been buoyed by stable current income levels associated with longer-term bond-like lease structures. If an economic recovery brings rising interest rates, we expect investors to focus less on the security of existing leases and more on the inevitable erosion to future cash flow as dot-com

--------------------------------------------------------------------------------

era office leases are rewritten in a challenging leasing market. By contrast, the combination of a less robust single family housing market likely associated with rising interest rates and the potential for renewed job growth should be a boon for multifamily companies. Ironically, a pullback in private investment capital, likely to accompany an increase in interest rates, would be a positive for many public real estate companies, since many have been "crowded out" of property capital markets by more aggressive, leveraged private capital.

Successful investing in this environment requires the resources to analyze and fully understand the underlying real estate markets, cash flow growth opportunities and risks under alternative macroeconomic scenarios. It also requires patience and conviction to move against the market's momentum still so keenly focused on short-term earnings targets. These qualities are fundamental to our investment approach and we believe will enable us to produce compelling investment returns under a broad range of economic scenarios.

We value the trust you have placed in us through your investment in SC-US Real Estate Shares.

Sincerely,


/s/ Anthony R. Manno Jr.           /s/ Kenneth D. Statz
------------------------------     ------------------------------
Anthony R. Manno Jr.               Kenneth D. Statz
President                          Managing Director

/1/ Source: Morningstar(R) Absolute Ranking. For the five-year period ending June 30, 2003, the overall rank is 7 out of 93 real estate mutual funds. For the one-year period ending June 30, 2003, the overall rank is 116 out of 150 real estate mutual funds.

     (C)2003 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

FUND PERFORMANCE
--------------------------------------------------------------------------------

SC-US Real Estate Shares' investment performance compared to frequently used performance benchmarks is shown below.

COMPARATIVE RETURNS
Average Annual Total Returns
Period Ended June 30, 2003

                                                                               Since Inception
                           Year-to-Date   One-Year   Three-Year   Five-Year   (12/20/96-6/30/03)
                           ------------   --------   ----------   ---------   ------------------
SC-US Real Estate Shares      13.08%        3.09%      11.63%       8.90%           10.18%
Wilshire Real Estate
   Securities Index/1/        13.46%        2.98%      13.42%       7.25%            8.26%
NAREIT Equity Index/2/        13.87%        3.99%      14.55%       7.11%            8.23%

Past performance is not indicative of future results. The performance for SC-US Real Estate Shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The performance of the above-referenced indices includes reinvested dividends and does not include any fees or expenses. The underlying portfolio securities of SC-US Real Estate Shares may differ from those of the indices. (1) The Wilshire Real Estate Securities Index is an unmanaged, broad based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate; and (2) NAREIT (National Association of Real Estate Investment Trusts) Equity Index is an unmanaged index of publicly traded U.S. tax-qualified REITs that have 75% or more of their gross invested book assets invested in the equity ownership of real estate.

GROWTH OF A $10,000 INVESTMENT
Period from December 20, 1996 to June 30, 2003

       CUMULATIVE VALUE OF $10,000 INVESTED

                                 Wilshire RE   NAREIT
                                  Securities   Equity
                      SC-US          Index      Index
20-Dec-96            $10,000        $10,000    $10,000
December             $10,377        $10,425    $10,410
January 1997         $10,459        $10,574    $10,526
February             $10,538        $10,580    $10,505
March                $10,509        $10,616    $10,483
April                $10,079        $10,273    $10,196
May                  $10,329        $10,580    $10,494
June                 $10,997        $11,104    $11,003
July                 $11,458        $11,470    $11,343
August               $11,469        $11,385    $11,316
September            $12,823        $12,507    $12,304
October              $12,400        $11,976    $11,972
November             $12,638        $12,217    $12,231
December             $12,992        $12,489    $12,519
January 1998         $12,890        $12,313    $12,453
February             $12,600        $12,155    $12,241
March                $13,046        $12,395    $12,461
April                $12,541        $12,004    $12,054
May                  $12,395        $11,889    $11,970
June                 $12,294        $11,826    $11,889
July                 $11,466        $11,003    $11,117
August               $10,355         $9,860    $10,068
September            $11,047        $10,412    $10,638
October              $11,012        $10,269    $10,441
November             $11,356        $10,462    $10,595
December             $11,441        $10,313    $10,328
January 1999         $11,371        $10,089    $10,112
February             $11,394        $10,009     $9,875
March                $11,115         $9,955     $9,830
April                $12,567        $11,016    $10,763
May                  $12,779        $11,203    $11,000
June                 $12,641        $11,012    $10,822
July                 $12,056        $10,590    $10,477
August               $12,056        $10,431    $10,344
September            $11,654         $9,961     $9,951
October              $11,243         $9,776     $9,706
November             $10,940         $9,622     $9,548
December             $11,507         $9,984     $9,851
January 2000         $11,606        $10,025     $9,883
February             $11,457         $9,834     $9,765
March                $12,042        $10,264    $10,087
April                $12,900        $10,996    $10,765
May                  $13,075        $11,128    $10,870
June                 $13,536        $11,503    $11,149
July                 $14,668        $12,536    $12,124
August               $14,063        $12,085    $11,632
September            $14,861        $12,477    $12,001
October              $14,312        $11,936    $11,482
November             $14,606        $12,205    $11,629
December             $15,630        $13,053    $12,447
January 2001         $15,411        $13,183    $12,577
February             $15,050        $12,909    $12,376
March                $15,016        $12,919    $12,496
April                $15,275        $13,227    $12,794
May                  $15,549        $13,597    $13,104
June                 $16,395        $14,327    $13,872
July                 $16,172        $14,041    $13,596
August               $16,710        $14,531    $14,093
September            $16,164        $13,669    $13,509
October              $15,632        $13,158    $13,122
November             $16,257        $14,011    $13,844
December             $16,730        $14,417    $14,182
January 2002         $16,758        $14,479    $14,210
February             $17,047        $14,810    $14,484
March                $17,981        $15,721    $15,353
April                $18,051        $15,816    $15,484
May                  $17,995        $15,975    $15,693
June                 $18,272        $16,303    $16,121
July                 $17,078        $15,294    $15,278
August               $17,289        $15,300    $15,248
September            $16,526        $14,624    $14,662
October              $15,645        $13,895    $13,957
November             $16,426        $14,583    $14,614
December             $16,659        $14,796    $14,723
January 2003         $16,186        $14,363    $14,294
February             $16,511        $14,574    $14,530
March                $16,878        $14,944    $14,821
April                $17,521        $15,573    $15,473
May                  $18,358        $16,467    $16,408
June                 $18,837        $16,788    $16,765


Past performance is not indicative of future results. The performance for SC-US Real Estate Shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

FUND FACTS
--------------------------------------------------------------------------------

TOP 10 HOLDINGS

AvalonBay Communities, Inc.                         7.1%

General Growth Properties, Inc.                     6.2%

Mack-Cali Realty Corporation                        5.4%

Archstone-Smith Trust                               5.1%

Federal Realty Investment Trust                     5.1%

Fairmont Hotels & Resorts Inc.                      5.0%

Simon Property Group, Inc.                          4.8%

The Macerich Company                                4.8%

SL Green Realty Corp.                               4.7%

Apartment Investment and Management Company         4.6%
                                                   ----
   Total                                           52.8%

OVERALL MORNINGSTAR(R) RATING(TM)

                                      ****

The Morningstar Rating(TM) is based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance. The Overall Morningstar Rating(TM) is the weighted average of the three-, five-, and ten-year (if applicable) Morningstar Rating metrics. For the overall, three and five-year periods ending June 30, 2003, the Fund received ratings of 4 stars out of 125 Specialty-Real Estate Funds, 2 stars out of 125 Specialty-Real Estate funds and 5 stars out of 93 Specialty-Real Estate funds, respectively. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Past performance is no guarantee of future results.

SECTOR WEIGHTINGS/1/

                                     [CHART]

                                    Pie chart

Multifamily                                        27.7%
Office                                             27.4%
Regional Malls                                     21.4%
Industrial                                          6.5%
Hotels                                              6.2%
Shopping Centers                                    5.1%
Other/2/                                            2.1%
Healthcare                                          1.9%
Storage                                             1.7%

/1/ Sector classifications are as defined by Wilshire Associates. Sector weightings are shown for the Fund securities.

/2/ Other includes short-term investments and other assets in excess of other liabilities.

FUND AT A GLANCE

Minimum initial investment                       $1,000/3/

Minimum subsequent investment                      $100

Sales charge (load)                                None

Redemption fee                                     None

Symbol                                            SUSIX

Contact                                  1-888-SECURITY

Web Site                        www.securitycapital.com

/3/$500 for IRAs and UGMA/UTMA accounts.

FUND FACTS
--------------------------------------------------------------------------------

GEOGRAPHIC DIVERSIFICATION

NCREIF/1/ Geographic Regions and Divisions Percentage of Fund Securities/2/

                                      [MAP]

                               Portfolio/2/   NCREIF/1/
                               ------------   ---------
East                               42.1%         28.6%
   Northeast                       28.3%         16.5%
   Mideast                         13.8%         12.1%
West                               29.5%         34.3%
   Pacific                         22.6%         27.6%
   Mountain                         6.9%          6.7%
South                              13.9%         22.1%
   Southeast                        7.0%         12.2%
   Southwest                        6.9%          9.9%
Midwest                            10.1%         15.0%
   East North Central               7.3%         11.6%
   West North Central               2.8%          3.4%
Non-U.S./3/                         4.4%          0.0%

/1/ The National Council of Real Estate Investment Fiduciaries (NCREIF) is an association of institutional real estate professionals and maintains a detailed historical database of real estate performance statistics collected from member institutions.
/2/ Calculations are based on actual Fund holdings as of the date of this report and reflect the geographic distribution of each company's underlying owned real estate portfolio as reported by the company or, where disclosure is incomplete, as calculated by SC-R&M using the gross book value of individual assets or portfolio components as reported by SNL Financial LC.
/3/ Foreign holdings represent non-U.S. assets of U.S.-based companies, except Fairmont Hotels & Resorts Inc., which is Canadian based and NYSE listed.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS-JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

 Shares                                                             Market Value
-------                                                             ------------
          COMMON STOCKS - 95.7%
          OFFICE - 27.4%
355,800   Mack-Cali Realty Corporation                              $12,944,004
322,900   SL Green Realty Corp.                                      11,265,981
644,060   Corporate Office Properties Trust                          10,903,936
475,600   Reckson Associates Realty Corp.                             9,921,016
277,700   Arden Realty, Inc.                                          7,206,315
366,200   Maguire Properties, Inc.                                    7,049,350
144,000   Boston Properties, Inc.                                     6,307,200
                                                                    -----------
                                                                     65,597,802

          MULTIFAMILY - 25.5%
398,873   AvalonBay Communities, Inc.                                17,007,945
507,400   Archstone-Smith Trust                                      12,177,600
318,050   Apartment Investment and Management Company                11,004,530
132,950   Essex Property Trust, Inc.                                  7,611,387
189,300   Camden Property Trust                                       6,616,035
173,500   BRE Properties, Inc.                                        5,760,200
 31,800   Equity Residential Properties, Inc.                           825,210
                                                                    -----------
                                                                     61,002,907
          REGIONAL MALLS - 21.4%
237,700   General Growth Properties, Inc.                            14,841,988
295,400   Simon Property Group, Inc.                                 11,529,462
324,100   The Macerich Company                                       11,385,633
233,800   The Rouse Company                                           8,907,780
237,100   Taubman Centers, Inc.                                       4,542,836
                                                                    -----------
                                                                     51,207,699

          INDUSTRIAL - 6.5%
321,200   AMB Property Corporation                                    9,048,204
207,600   First Industrial Realty Trust, Inc.                         6,560,160
                                                                    -----------
                                                                     15,608,364

          HOTELS - 6.2%
510,600   Fairmont Hotels & Resorts Inc.                             11,948,040
 99,000   Starwood Hotels & Resorts Worldwide, Inc.                   2,830,410
                                                                    -----------
                                                                     14,778,450

                     See notes to the financial statements.

--------------------------------------------------------------------------------

Shares/Principal
    Amount                                                                Market Value
----------------                                                          ------------
                   SHOPPING CENTERS - 5.1%
      379,200      Federal Realty Investment Trust                        $ 12,134,400

                   HEALTHCARE - 1.9%
      294,300      Nationwide Health Properties, Inc.                        4,688,199

                   STORAGE - 1.7%
      120,300      Public Storage, Inc.                                      4,074,561

                                                                          ------------
                   Total common stocks
                      (cost $207,319,433)                                  229,092,382

                   PREFERRED STOCKS - 2.2%
                   MULTIFAMILY - 2.2%
      192,300      Apartment Investment and Management Company,
                      Series R                                               5,240,175
                                                                          ------------
                   Total preferred stocks
                      (cost $4,872,882)                                      5,240,175

                   SHORT-TERM INVESTMENTS - 1.3%
   $3,195,097      Agreement with State Street Bank and Trust Company,
                      0.250%, dated 6/30/2003, to be repurchased at
                      $3,195,119, on 07/01/2003, collateralized by
                      $2,250,000 U.S. Treasury Bond, 7.875% maturing
                      on 2/15/2021 (market value of collateral
                      $3,265,297)                                            3,195,097

                                                                          ------------
                   Total short-term investments
                      (cost $3,195,097)                                      3,195,097

                                                                          ------------
                   Total investments - 99.2%
                      (cost $215,387,412)                                  237,527,654

                   Other assets in excess of liabilities - 0.8%              1,898,986
                                                                          ------------

                   Net assets - 100.0%                                    $239,426,640
                                                                          ============

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES-JUNE 30, 2003
(UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments, at market value (cost $215,387,412)                       $237,527,654
   Dividends and interest receivable                                         1,517,598
   Receivable for fund shares sold                                             702,746
   Other assets                                                                 15,081
                                                                          ------------
   Total assets                                                            239,763,079
                                                                          ------------

LIABILITIES:
   Payable to investment adviser                                               120,929
   Payable for fund shares redeemed                                             54,501
   Payable to distributor                                                       48,762
   Payable to directors                                                          3,840
   Accrued expenses and other liabilities                                      108,407
                                                                          ------------
   Total liabilities                                                           336,439
                                                                          ------------
      Net assets                                                          $239,426,640
                                                                          ============

NET ASSETS CONSIST OF:
   Capital stock                                                          $220,116,095
   Accumulated undistributed net realized loss on investments               (2,829,697)
   Net unrealized appreciation on investments                               22,140,242
                                                                          ------------
      Net assets                                                          $239,426,640
                                                                          ============

   Shares outstanding (50,000,000 shares of $0.01 par value authorized)     19,253,441

   Net asset value and redemption price per share                         $      12.44
                                                                          ============

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF OPERATIONS-SIX MONTHS ENDED JUNE 30, 2003
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividend income                                                  $ 6,686,267
   Interest income                                                        5,739
                                                                    -----------
   Total investment income                                            6,692,006
                                                                    -----------

EXPENSES:
   Investment advisory fee                                              643,474
   Distribution expense                                                 268,114
   Transfer agent and shareholder service                               144,386
   Administration fees                                                   75,005
   Custody and accounting fees and expenses                              39,374
   Shareholders reports and notices                                      35,317
   Professional fees                                                     22,979
   Directors' fees and expenses                                          13,970
   Federal and state registration                                        13,312
   Insurance expense                                                      8,498
   Other                                                                  2,565
                                                                    -----------
   Net expenses                                                       1,266,994
                                                                    -----------
      Net investment income                                           5,425,012
                                                                    ===========

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                    (269,349)
   Change in unrealized appreciation on investments                  22,086,047
                                                                    -----------
   Net realized and unrealized gain on investments                   21,816,698
                                                                    -----------
      Net increase in net assets resulting from operations          $27,241,710
                                                                    ===========

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               Six months ended
                                                 June 30, 2003      Year ended
                                                  (Unaudited)     Dec. 31, 2002
                                               ----------------   -------------
OPERATIONS:
   Net investment income                         $  5,425,012     $   6,903,156
   Net realized gain (loss) on investments           (269,349)        4,749,623
   Change in unrealized appreciation
      (depreciation) on investments                22,086,047       (14,720,985)
                                                 ------------     -------------
   Net increase (decrease) in net assets
      resulting from operations                    27,241,710        (3,068,206)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                       89,627,951       186,746,989
   Shares issued to holders in
      reinvestment of dividends                     4,486,987        12,298,014
   Cost of shares redeemed                        (81,714,666)     (136,435,454)
                                                 ------------     -------------
   Net increase in net assets from
      capital share transactions                   12,400,272        62,609,549

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                      (5,424,977)       (6,903,591)
   From net realized gains                                 --        (6,597,376)
   Return of capital                                       --        (1,466,092)
                                                 ------------     -------------
   Total distributions                             (5,424,977)      (14,967,059)

      Total increase in net assets                 34,217,005        44,574,284

NET ASSETS:
   Beginning of period                            205,209,635       160,635,351
                                                 ------------     -------------
   End of period                                 $239,426,640     $ 205,209,635
                                                 ============     =============

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                          Six months ended                      Year ended December 31,
                                            June 30, 2003    -------------------------------------------------------------
                                             (Unaudited)       2002       2001       2000      1999      1998     1997/1/
                                          ----------------   --------   --------   --------   -------   -------   --------
For a share outstanding for each
   period: /2/
Net Asset Value, beginning of period          $  11.27       $  12.16   $  12.14   $   9.37   $  9.82   $ 11.95   $  10.38
                                              --------       --------   --------   --------   -------   -------   --------
Income from investment operations:
   Net investment income                          0.29           0.40       0.57       0.44      0.45      0.42       0.46/3/
   Net realized and unrealized
      gain (loss) on investments                  1.17          (0.43)      0.26       2.86     (0.39)    (1.80)      2.11
                                              --------       --------   --------   --------   -------   -------   --------
   Total from investment operations               1.46          (0.03)      0.83       3.30      0.06     (1.38)      2.57
                                              --------       --------   --------   --------   -------   -------   --------
Less distributions:
   Dividends from net investment income          (0.29)         (0.40)     (0.57)     (0.44)    (0.45)    (0.43)     (0.46)
   Dividends from net realized gains                --          (0.37)     (0.24)        --        --     (0.29)     (0.54)
   Return of capital                                --          (0.09)        --      (0.09)    (0.06)    (0.03)        --
                                              --------       --------   --------   --------   -------   -------   --------
   Total distributions                           (0.29)         (0.86)     (0.81)     (0.53)    (0.51)    (0.75)     (1.00)
                                              --------       --------   --------   --------   -------   -------   --------
Net Asset Value, end of period                $  12.44       $  11.27   $  12.16   $  12.14   $  9.37   $  9.82   $  11.95
                                              --------       --------   --------   --------   -------   -------   --------

Total return /4/                                 13.08%         (0.43)%     7.04%     35.83%     0.58%   (11.94)%    25.20%

Supplemental data and ratios:
   Net assets, end of period ($000)           $239,427       $205,210   $160,635   $117,864   $50,949   $94,811   $117,232
   Ratio of expenses to average
      net assets /5,6/                            1.18%          1.21%      1.24%      1.35%     1.20%     1.00%      0.94%
   Ratio of net investment income to
      average net assets /5,6/                    5.06%          3.41%      4.96%      5.02%     4.18%     4.75%      4.08%
   Portfolio turnover rate                       36.73%         75.37%     91.20%     91.14%    49.66%   109.49%    104.17%

/1/  Fund commenced operations on December 20, 1996.
/2/ Effective February 1, 2000, the Fund's Class R shares were converted to Class I shares, with the resulting class known as Security Capital U.S. Real Estate Shares. The information in this table reflects financial results for the former Class I shares, with the exception of net assets, which are for both Classes.
/3/ Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
/4/ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.
/5/  Annualized.
/6/ Without voluntary expense reimbursements of $12,239, $256,747, $301,721 and $30,276 for the years ended December 31, 2000, 1999, 1998 and 1997, respectively, the ratio of expenses to average net assets would have been 1.36%, 1.62%, 1.29% and 0.97%, respectively, and the ratio of net investment income to average net assets would have been 5.01%, 3.76%, 4.46% and 4.05%, respectively. For the six months ended June 30, 2003 and the years ended December 31, 2002 and 2001, there were no voluntary expense reimbursements.

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS-June 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Security Capital U.S. Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. The Fund commenced operations on December 20, 1996.

     The Fund seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States.

     The following is a summary of significant accounting policies followed by the Fund.

     a) Investment Valuation - Each trading day, portfolio securities are valued at their last sale price as of the close of trading on the exchange representing the principal market for such securities, or at the mean of the closing bid and asked price for that day. Securities listed or traded on NASDAQ are valued at the NASDAQ official closing price. Any securities for which market quotations are not readily available are valued in good faith in a manner that best reflects their fair value. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

     b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.

--------------------------------------------------------------------------------

     c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

     Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

     Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

     Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. Distributions received from the REITs that are determined to be capital gains are recorded by the Fund as a realized gain on the investment. The character of such distributions, for tax and financial reporting purposes, is determined by the Fund based on information received by the Fund from the REITs.

     As of December 31, 2002, the Fund has elected to defer post October losses of $1,447,875 as though the losses were incurred on the first day of the next calendar year.

     d) Repurchase Agreements - The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book-entry transfer to the account of the Fund's custodian. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of by the Fund may be delayed.

--------------------------------------------------------------------------------

     e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     f) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:

     Six Months Ended June 30, 2003:
     ---------------------------------------------------------------------------

                                                                   Amount        Shares
                                                                ------------   ----------
        Shares sold                                             $ 89,627,951    7,721,621
        Shares issued to holders in reinvestment of dividends      4,486,987      377,015
        Shares redeemed                                          (81,714,666)  (7,048,867)
                                                                ------------   ----------
        Net increase                                            $ 12,400,272    1,049,769
                                                                ============   ==========

     Year Ended December 31, 2002:
     ---------------------------------------------------------------------------

                                                                   Amount          Shares
                                                                -------------   -----------
        Shares sold                                             $ 186,746,989    15,226,612
        Shares issued to holders in reinvestment of dividends      12,298,014     1,045,561
        Shares redeemed                                          (136,435,454)  (11,277,227)
                                                                -------------   -----------
        Net increase                                            $  62,609,549     4,994,946
                                                                =============   ===========

--------------------------------------------------------------------------------

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term investments by the Fund for the six months ended June 30, 2003, were $84,647,241 and $78,343,832, respectively.

     As of June 30, 2003, gross unrealized appreciation and (depreciation) of investments for tax purposes were as follows:

     Appreciation                      $26,394,008
     (Depreciation)                     (4,253,766)
                                       -----------
     Net appreciation on investments   $22,140,242
                                       ===========

     As of June 30, 2003, the cost of investments for federal income tax purposes was $215,387,412.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Research & Management Incorporated ("SC-R&M"). SC-R&M is an indirect wholly owned subsidiary of General Electric Capital Services, Inc. Pursuant to the Advisory Agreement, SC-R&M is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's average daily net assets.

     SC-R&M also serves as the Fund's administrator. SC-R&M charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

     State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

     Boston Financial Data Services, Inc. ("BFDS"), a privately held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

5.   DISTRIBUTION AND SERVICING PLANS

     The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the Distribution Plan, the Fund pays to Macquarie Capital Partners LLC (the "Distributor"), in its capacity as principal distributor of the Fund's shares, a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets.

--------------------------------------------------------------------------------

     The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's shares and for providing certain services to the Fund's shareholders. The Distributor may pay third parties with respect of these services such amount as it may determine. For the six months ended June 30, 2003, the Fund has made payments totaling $263,727 as required by the adopted Distribution Plans.

     On July 18, 2003, SC-R&M Capital Markets Incorporated, a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (NASD), replaced Macquarie Capital Partners LLC as the distributor for the Fund. SC-R&M Capital Markets Incorporated is a wholly owned subsidiary of SC-R&M.

6.   PRINCIPAL SHAREHOLDERS

     As of June 30, 2003, SC Realty Incorporated owned 7.0% of the Fund's total outstanding shares. Both SC Realty Incorporated and SC-R&M are wholly owned subsidiaries of General Electric Capital Services, Inc.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                                                                Number of
                                                                                              Portfolios in        Other
                                           Term of Office             Principal               Fund Complex      Directorships
     Name, Address       Position(s) Held  and Length of             Occupation(s)             Overseen by         Held by
        and Age            with the Fund    Time Served           During Past 5 Years            Director          Director
-----------------------  ----------------  --------------  ---------------------------------  -------------  --------------------
Anthony R. Manno Jr./1/  Chairman of       Term:           Managing Director and President         Two       Director of Security
                         the Board of      Indefinite/2/   of SC-R&M since January 1995.                     Capital Preferred
11 S. LaSalle Street     Directors,                                                                          Growth Incorporated
Second Floor             Managing          Time Served:    Member of the Investment                          and Bulgarian
Chicago, Illinois        Director and      6 years         Committee of Security Capital                     American Enterprise
60603                    President                         from March 1994 to June 1996.                     Fund.

Age: 51                                                    Managing Director of LaSalle
                                                           Partners Limited from March
                                                           1980 to March 1994.

Robert H. Abrams         Director          Term:           Senior Lecturer Dept. of City and       Two       Director of Cayuga
                                           Indefinite/2/   Regional Planning, College of                     Medical Center.
11 S. LaSalle Street                                       Architecture, Art & Planning at
Second Floor                               Time Served:    Cornell University since 1992.
Chicago, Illinois                          6 years
60603                                                      Founding Director of the Program
                                                           in Real Estate at Cornell
Age: 71                                                    University in 1995.

Stephen F. Kasbeer       Director          Term:           Treasurer, Senior Vice President        Two       Director of
                                           Indefinite/2/   and Chief Investment Officer of                   Commonfund
11 S. LaSalle Street
Second Floor                               Time Served:    Loyola University Chicago from                    Endowment Realty
Chicago, Illinois                          6 years         1981 to 1994. President of                        Investors II, Inc.
60603                                                      Loyola Management Co. from                        and Coronado
                                                           1989 to 1994.                                     Hospital Foundation.
Age: 78

George F. Keane          Director          Term:           Chairman of the Board of Trigen         Two       Director of the
                                           Indefinite/2/   Energy Corporation from 1994 to                   Bramwell Funds,
11 S. LaSalle Street                                       March 2000.                                       Longview Oil and
Second Floor                               Time Served:                                                      Gas Group, Nicholas
Chicago, Illinois                          6 years         Founding Chief Executive of the                   Applegate Mutual
60603                                                      Endowment Realty Investors in                     Funds, Universal
                                                           1988 and The Common Fund in                       Bond Fund and
Age: 73                                                    1971.                                             Universal Stainless
                                                                                                             Alloy Products.

Kenneth D. Statz         Managing          Time Served:    Managing Director of SC-R&M             Not              Not
                         Director          6 years         since November 1997, Senior          Applicable       Applicable
11 S. LaSalle Street                                       Vice President July 1996 to
Second Floor                                               November 1997 and Vice
Chicago, Illinois                                          President from March 1995 to
60603                                                      July 1996.

Age: 44                                                    Vice President and Senior Analyst
                                                           in the Investment Research
                                                           department of Goldman Sachs &
                                                           Co., from February 1992 to
                                                           January 1995.

/1/  "Interested person" as defined in the 1940 Act.
/2/  Directors serve an indefinite term until his successor is elected.

--------------------------------------------------------------------------------

                                                                                                   Number of
                                                                                                 Portfolios in     Other
                                             Term of Office             Principal                Fund Complex   Directorships
     Name, Address        Position(s) Held   and Length of             Occupation(s)              Overseen by     Held by
        and Age            with the Fund      Time Served           During Past 5 Years            Director       Director
-----------------------  ------------------  --------------  ----------------------------------  -------------  -------------
Kevin W. Bedell          Senior Vice         Time Served:    Senior Vice President of SC-             Not           Not
                         President           6 years         R&M since November 1997 and           Applicable    Applicable
11 S. LaSalle Street                                         Vice President from July 1996 to
Second Floor                                                 November 1997.
Chicago, Illinois
60603                                                        Equity Vice President and
                                                             Portfolio Manager of LaSalle
Age: 47                                                      Partners Limited from January
                                                             1987 to January 1996.

Alexander K. Daggett     Vice President -    Time Served:    Vice President of SC-R&M since           Not           Not
                         Client Services     5 years         March 1998.                           Applicable    Applicable
11 S. LaSalle Street
Second Floor                                                 National Sales Manager for
Chicago, Illinois                                            Marshall Funds from January
60603                                                        1997 to December 1997.

Age: 53

Jeffrey C. Nellessen     Chief Financial     Time Served:    Chief Financial Officer of               Not           Not
                         Officer, Treasurer  6 years         SC-R&M since December 2002            Applicable    Applicable
11 S. LaSalle Street     and Assistant                       and Vice President and Controller
Second Floor             Secretary                           from March 1997 to December
Chicago, Illinois                                            2002.
60603
                                                             Controller, Manager of Client
Age: 41                                                      Administration and Compliance
                                                             Officer at Strong Capital
                                                             Management from June 1988 to
                                                             March 1997.

David T. Novick          General Counsel,    Time Served:    General Counsel of SC-R&M                Not           Not
                         Senior Vice         5 years         since August 2002. Senior Vice        Applicable    Applicable
11 S. LaSalle Street     President and                       President of Security Capital from
Second Floor             Secretary                           March 2001 to July 2002 and
Chicago, Illinois                                            Vice President from June 1998 to
60603                                                        March 2001.

Age: 38                                                      Partner with the law firm of
                                                             Katten Muchin and Zavis from
                                                             September 1989 to June
                                                             1998.

Michael J. Heller        Controller and      Time Served:    Controller of SC-R&Msince                Not           Not
                         Assistant           5 years         December 2002 and Assistant           Applicable    Applicable
11 S. LaSalle Street     Treasurer                           Controller from October 1997 to
Second Floor                                                 December 2002.
Chicago, Illinois
60603                                                        Member of the audit team at
                                                             McGladrey & Pullen, LLP from
Age: 33                                                      August 1992 to October 1997.


INVESTMENT MANAGEMENT TEAM         INVESTMENT ADVISER

Anthony R. Manno Jr.               Security Capital Research &
Director, Chairman and President   Management Incorporated
                                   11 South LaSalle Street, Second Floor
Kenneth D. Statz                   Chicago, Illinois 60603
Managing Director                  1-888-SECURITY

Kevin W. Bedell
Senior Vice President              TRANSFER AGENT

Anne Darnley                       Boston Financial Data Services, Inc.
Vice President                     P.O. Box 8121
                                   Boston, Massachusetts 02266-8121
David A. Kleinerman                1-800-409-4189
Vice President

Bernard Krieg                      INDEPENDENT AUDITORS
Vice President
                                   KPMG LLP
Jonathan Y. Lulu                   303 East Wacker Drive
Vice President                     Chicago, Illinois 60601

Matthew D. Hansen
Securities Trader                  LEGAL COUNSEL

Jon Y. Cheigh                      Mayer, Brown, Rowe & Maw
Associate                          1675 Broadway
                                   New York, New York 10019

James D. Hardman
Associate

David T. Cheng
Analyst

Rebecca L. Javid
Analyst

                             [LOGO] SECURITY CAPITAL

                11 South LaSalle Street, Chicago, Illinois 60603
                                 1-888-SECURITY
                             www.securitycapital.com

================================================================================

                                SECURITY CAPITAL

                                    [PHOTO]

                          EUROPEAN REAL ESTATE SHARES
                             2003 SEMIANNUAL REPORT

                             [LOGO] SECURITY CAPITAL

================================================================================

SECURITY CAPITAL
EUROPEAN REAL ESTATE SHARES
--------------------------------------------------------------------------------

Security Capital European Real Estate Shares is a highly focused, no-load mutual fund that seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly traded real estate companies organized principally in European countries. The long-term objective of the Fund is to achieve top-quartile total returns, as compared with other mutual funds that invest in publicly traded real estate companies organized principally in European countries, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques.

TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

European real estate securities generated strong performance for the first half of 2003. The Citigroup European Property Index posted a +13.7% total rate of return in U.S. Dollar terms year-to-date through June 30, 2003. The first quarter of 2003 was characterized by investors' increased risk aversion leading up to the military conflict with Iraq, but as risk receded due to success on the battlefield, both real estate securities and general equities posted significant gains during the second quarter, resulting in positive year-to-date returns. Our emphasis on companies with exposure to malls and high street retail continues to deliver positive results. We expect consumer spending to remain solid, benefiting the retail and housing sectors, while weak corporate profitability and investment spending will likely take longer to recover, with negative implications for office space demand.

Notable company events for the first half of 2003 were:

United Kingdom

Canary Wharf announced as part of their year-end results in March that three tenants have the right to defer take-up of 340,000 square feet of pre-leased space by 5-10 years. These previously undisclosed "put options" undermined both investor confidence in the management team and the value of the long-term leases in the estate. After selling off significantly, the shares rebounded sharply when Brascan, a Canadian investment company, announced a 9% stake in the company and rumors of a potential takeover emerged. While the company acknowledged talking to several parties, no actual bid has emerged to date.

The share price of Chelsfield PLC increased in May due to rumors that Chairman Elliott Bernerd is preparing a buyout offer for the company. No actual bid has emerged to date.

Spain

A number of companies have tried to make tender offers for Metrovacesa SA over the last 12 months, but eventually Bami SA succeeded in reverse-merging into the company at the end of July. Bami originally acquired a controlling stake of 24.9% in Metrovacesa in the summer of 2002.

Germany

IVG Immobilien AG announced that their joint venture with Hochief AG has withdrawn their offer to build the new $1.7 billion Berlin Airport. Legal wrangles have continuously postponed the project over the last six years, and state and local governments were eventually not able to agree on financing terms with the investor consortium. The joint venture had already invested approximately $70 million in the project.

--------------------------------------------------------------------------------

Investment Performance

Security Capital European Real Estate Shares ("SC-European Real Estate Shares") generated a total return of +9.1% for the first six months of 2003, compared to the Citigroup European Property Index total return of +13.7%. The European currencies helped the overall strong performance of SC-European Real Estate Shares considerably, as the economic outlook for the Euro zone economy turned more positive during the first half of 2003. The Euro gained 9.7%, the British Pound gained 2.8%, and the Swedish Krona appreciated by 8.8% versus the U.S. Dollar year-to-date through June 30, 2003. The overall impact during the period from currency effects on the stated returns for SC-European Real Estate Shares was approximately 600 basis points.

The main contributor to our underperformance versus the Citigroup European Property Index during the first half was our moderate overweight in France. The underperformance of the British Pound versus the Euro was a significant negative, and the French property companies gave back gains in the first half of 2003, after strong performance in 2002 due to the introduction of a tax-transparent REIT structure in France. Positive contributions to the Fund's performance were our overweight in higher yielding, tax-transparent companies in Belgium and the Netherlands, retail owners throughout Europe, and our stock selection in the United Kingdom.

For the period since its inception (June 30, 1998), SC-European Real Estate Shares has generated an average annual return of +8.3%, representing outperformance of the Citigroup European Property Index of +268 basis points.

Investment Outlook

While we continue to be comfortable with our more defensive portfolio strategy as the economies in Europe and elsewhere work past the economic downturn of the last two years, we are looking to increase our exposure to selective stocks that are more geared towards an economic recovery as the business environment improves. While the Fund's relative and absolute performance has been solid over the last 18 months, we note that the strength of the European currencies was responsible for the majority of the returns. Many stocks are still trading at above average historical discounts to their underlying real estate value of 10-40%. We do not expect any significant further deterioration in net asset values going forward. Operating fundamentals are stabilizing across Europe, with the exception of the office sector, where we are probably 12-18 months away from improving occupancy levels and the regaining of pricing power.

--------------------------------------------------------------------------------

Our property type weightings are focused on consumer-oriented property types, as business profitability continues to be depressed while consumer spending and home purchases are increasing at a healthy pace. Since most real estate sectors are lagging the economy, we expect to see further weakening of property fundamentals across most property types and countries. Continued equity market volatility and historically low interest rates globally continue to stimulate the investment demand for high-yielding securities.

In summary, we continue to view current stock price levels as an attractive entry point for long-term investors. Our strategy in managing SC-European Real Estate Shares will focus on company-specific research while generally maintaining country-neutral weightings. We continue to seek to invest in the highest quality companies at very attractive valuations.

We appreciate your continued interest in SC-European Real Estate Shares.

Sincerely,


/s/ Anthony R. Manno Jr.                        /s/ Kenneth D. Statz
--------------------------------                --------------------------------
Anthony R. Manno Jr.                            Kenneth D. Statz
President                                       Managing Director

FUND PERFORMANCE
--------------------------------------------------------------------------------

The Fund's performance compared to a frequently used performance benchmark is shown below.

COMPARATIVE RETURNS

Average Annual Total Returns
Period Ended June 30, 2003

                                                                               Since Inception
                                       Year-to-Date   One-Year   Three-Year   (6/30/98-6/30/03)
                                       ------------   --------   ----------   -----------------
SC-European Real Estate Shares             9.11%        8.51%      11.65%           8.26%
Citigroup European Property Index/1/      13.69%       13.09%      11.27%           5.58%

Past performance is not indicative of future results. The performance for SC-European Real Estate Shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The performance of the above-referenced index does not include any fees or expenses, and the underlying portfolio of SC-European Real Estate Shares may differ from those of the index. (1) The Citigroup European Property Index is a float-weighted index that includes 15 countries in Europe and the listed shares of all real estate companies with an available market capitalization (float) of at least $100 million.

GROWTH OF A $10,000 INVESTMENT

Period from June 30, 1998 to June 30, 2003

                                                             Citigroup
                                                             European
                                            SC-              Property
                                         European              Index
                                         --------            --------
      Holding Period                       $10,000            $10,000
      --------------
      July 1998                            $10,020            $ 9,356
      August                               $10,050            $ 8,933
      September                            $10,210            $ 9,364
      October                              $10,390            $ 9,102
      November                             $10,340            $ 9,078
      December                             $10,325            $ 9,160
      January 1999                         $10,084            $ 8,933
      February                             $10,175            $ 9,156
      March                                $10,712            $ 9,278
      April                                $10,954            $ 9,511
      May                                  $11,156            $ 9,656
      June                                 $11,165            $ 9,718
      July                                 $11,774            $10,198
      August                               $11,825            $10,195
      September                            $11,662            $10,026
      October                              $11,235            $ 9,676
      November                             $10,879            $ 9,528
      December                             $10,750            $ 9,401
      January 2000                         $10,185            $ 8,976
      February                             $ 9,545            $ 8,447
      March                                $10,236            $ 8,957
      April                                $ 9,996            $ 8,868
      May                                  $10,122            $ 8,943
      June                                 $10,688            $ 9,522
      July                                 $10,509            $ 9,599
      August                               $10,740            $ 9,612
      September                            $10,519            $ 9,523
      October                              $10,067            $ 9,022
      November                             $10,446            $ 9,320
      December                             $11,316            $10,036
      January 2001                         $11,665            $10,398
      February                             $12,014            $10,392
      March                                $11,191            $ 9,814
      April                                $11,381            $10,019
      May                                  $11,381            $ 9,978
      June                                 $11,200            $ 9,841
      July                                 $11,403            $ 9,992
      August                               $11,680            $10,236
      September                            $10,463            $ 9,401
      October                              $10,793            $ 9,491
      November                             $10,857            $ 9,473
      December                             $10,927            $ 9,581
      January 2002                         $11,056            $ 9,653
      February                             $11,605            $10,076
      March                                $11,982            $10,394
      April                                $13,155            $11,218
      May                                  $14,102            $11,839
      June                                 $13,710            $11,600
      July                                 $13,265            $11,293
      August                               $12,982            $10,965
      September                            $12,188            $10,259
      October                              $12,960            $10,868
      November                             $13,275            $11,100
      December                             $13,635            $11,540
      January 2003                         $13,169            $11,247
      February                             $12,998            $11,196
      March                                $12,406            $10,908
      April                                $12,976            $11,480
      May                                  $14,660            $12,899
      June                                 $14,877            $13,119


Past performance is not indicative of future results. The performance for SC-European Real Estate Shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

FUND FACTS
--------------------------------------------------------------------------------

FUND AT A GLANCE

Minimum investment.................................................... $1,000/1/

Minimum subsequent investment........................................... $100

Up-front sales load..................................................... None

Redemption fee.......................................................... None

Total expense ratio..................................................... 1.45%

Inception.....................................................  June 30, 1998

Dividends.............................. Declared and distributed semiannually

Capital gains.............................. Declared and distributed annually

Symbol................................................................. SEUIX

CUSIP.............................................................. 81414N109

/1/  $500 for IRAs, Coverdell Education Savings and UGMA/UTMA accounts.

FUND FACTS

Total net assets............................................... $13.3 million

Price/2003 EPS/2/...................................................... 23.6x

Median equity capitalization.................................. $875.9 million

Number of holdings........................................................ 30

/2/  Reflects consensus EPS estimates from IBES for 2003.

FUND DIVERSIFICATION BY COUNTRY

                                     [MAP]

                              United Kingdom 50.7%
                                  France 20.7%
                                Netherlands 9.9%
                                   Sweden 5.8%
                                  Finland 3.5%
                                  Germany 2.4%
                                   Italy 2.3%
                                Switzerland 2.3%
                                   Spain 2.0%

Diversification by country is shown for the Fund's holdings. Other assets in excess of liabilities total 0.4%. Portfolio holdings and country weightings are subject to change.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS-JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------
          COMMON STOCKS - 99.6%/1/
          UNITED KINGDOM - 50.7%
140,000   British Land Co. PLC                                        $1,112,485
247,000   Shaftesbury PLC                                                845,112
 85,100   Hammerson PLC                                                  696,979
 28,600   Grainger Trust PLC                                             508,941
 47,000   Liberty International PLC                                      481,267
180,000   Unite Group PLC                                                476,035
 60,800   Pillar Property PLC                                            432,637
 85,000   Capital & Regional PLC                                         421,490
 85,000   Canary Wharf Group PLC/2/                                      359,671
 60,000   Slough Estates PLC                                             338,927
 15,700   Workspace Group PLC                                            294,183
 82,000   Brixton PLC                                                    287,340
 44,600   Development Securities PLC                                     241,799
 83,600   Benchmark Group PLC                                            239,056
                                                                      ----------
                                                                       6,735,922

          FRANCE - 20.7%
 11,400   Unibail                                                        845,779
 11,342   Klepierre                                                      560,984
  4,790   Gecina                                                         556,480
 13,700   Societe Fonciere Lyonaise                                      480,632
  6,300   Societe Immobiliere de Location pour l'Industrie et
             le Commerce (Silic)                                         304,356
                                                                      ----------
                                                                       2,748,231

          NETHERLANDS - 9.9%
 10,000   Rodamco Europe NV                                              524,169
 17,000   Eurocommercial Properties NV                                   421,394
 11,300   Corio NV                                                       364,199
                                                                      ----------
                                                                       1,309,762

          SWEDEN - 5.8%
 17,600   Castellum AB                                                   302,681
 20,400   Drott AB                                                       257,705
 20,000   JM AB                                                          210,126
                                                                      ----------
                                                                         770,512

          FINLAND - 3.5%
 76,600   Sponda Oyj                                                     458,168

          GERMANY - 2.4%
 38,063   IVG Immobilien AG                                              323,549

          ITALY - 2.3%
600,000   Beni Stabili SPA                                               307,117

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------
          SWITZERLAND - 2.3%
  2,500   PSP Swiss Property AG                                      $   299,645

          SPAIN - 2.0%
 14,905   Inmobiliaria Colonial SA                                       270,883

          Total common stocks                                        -----------
          (cost $11,411,692)                                          13,223,789

          Total investments - 99.6%                                  -----------
          (cost $11,411,692)                                          13,223,789

          Other assets in excess of liabilities - 0.4%                    49,802
                                                                     -----------
          Net assets - 100.0%                                        $13,273,591
                                                                     ===========

/1/ Percentages of long-term investments are presented in this schedule by country. Percentages of long-term investments by industry are as follows:
     Diversified Real Estate 49.0%, Retail 26.6%, Office 13.2%, Industrial 7.0%, and Multifamily 3.8%.

/2/  Non-income producing security.

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES-JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments, at market value (cost $11,411,692)                   $13,223,789
   Foreign currency, at value (cost $6,560)                                6,552
   Cash                                                                   40,324
   Receivable for fund shares sold                                         2,500
   Dividends receivable                                                   13,346
   Receivable due from adviser                                            15,858
   Receivable for foreign tax reclaims                                    24,921
   Other assets                                                           15,081
                                                                     -----------
   Total assets                                                       13,342,371
                                                                     -----------

LIABILITIES:
   Payable to directors                                                    8,340
   Payable to distributor                                                  3,015
   Accrued expenses and other liabilities                                 57,425
                                                                     -----------
   Total liabilities                                                      68,780
                                                                     -----------
      Net assets                                                     $13,273,591
                                                                     ===========

NET ASSETS CONSIST OF:
   Capital stock                                                     $10,973,503
   Undistributed net investment income                                    22,362
   Accumulated undistributed net realized gain on investments
      and foreign currency transactions                                  462,804
   Net unrealized appreciation on investments and foreign currency     1,814,922
                                                                     -----------
      Net assets                                                     $13,273,591
                                                                     ===========

   Shares outstanding (50,000,000 shares of $0.01 par value
      authorized)                                                      1,034,297
   Net asset value and redemption price per share                    $     12.83
                                                                     ===========

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF OPERATIONS-SIX MONTHS ENDED JUNE 30, 2003
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividend income/1/                                                $  367,307
   Interest income                                                           65
                                                                     ----------
   Total investment income                                              367,372
                                                                     ----------

EXPENSES:
   Investment advisory fee                                               57,072
   Administration fees                                                   42,254
   Transfer agent fees and expenses                                      39,553
   Custody and accounting fees and expenses                              37,081
   Professional fees                                                     22,979
   Distribution expense                                                  16,786
   Directors' fees and expenses                                          13,970
   Federal and state registration                                         9,917
   Insurance expense                                                      8,498
   Shareholder reports and notices                                        2,862
   Other                                                                    216
                                                                     ----------
   Total expenses before reimbursement                                  251,188
   Less: Reimbursement from adviser                                    (153,830)
                                                                     ----------
   Net expenses                                                          97,358
                                                                     ----------
      Net investment income                                             270,014
                                                                     ==========

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                     352,572
   Net realized loss on foreign currency transactions                   (21,398)
   Change in unrealized appreciation on investments
      and foreign currency                                              765,122
                                                                     ----------
   Net realized and unrealized gain on investments                    1,096,296
                                                                     ----------
      Net increase in net assets resulting from operations           $1,366,310
                                                                     ==========

/1/  Net of foreign withholding taxes of $51,026.

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        Six months ended
                                                         June 30, 2003      Year ended
                                                          (Unaudited)      Dec. 31, 2002
                                                        ----------------   -------------
OPERATIONS:
   Net investment income                                  $    270,014      $   210,736
   Net realized gain on investments                            352,572          992,215
   Net realized loss on foreign currency transactions          (21,398)         (33,619)
   Change in unrealized appreciation on investments            765,122        1,364,032
                                                          ------------      -----------
   Net increase in net assets
      resulting from operations                              1,366,310        2,533,364

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                13,334,001        3,659,926
   Shares issued to holders in reinvestment
      of dividends                                               1,945           64,696
   Cost of shares redeemed                                 (14,783,908)      (2,336,864)
                                                          ------------      -----------
   Net increase (decrease) in net assets from capital
      share transactions                                    (1,447,962)       1,387,758

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                 (247,253)        (177,070)
   From net realized gains                                          --         (587,651)
                                                          ------------      -----------
   Total distributions                                        (247,253)        (764,721)
      Total increase (decrease) in net assets                 (328,905)       3,156,401

NET ASSETS:
   Beginning of period/1/                                   13,602,496       10,446,095
                                                          ------------      -----------
   End of period/2/                                       $ 13,273,591      $13,602,496
                                                          ============      ===========

/1/ Including distribution in excess of net investment income of $399 for the year ended December 31, 2002.
/2/ Including undistributed net investment income of $22,362 for the six months ended June 30, 2003.

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                          Six months ended           Year ended December 31,
                                             June 30, 2003   ---------------------------------------     Period ended
                                             (Unaudited)       2002       2001       2000     1999     Dec. 31, 1998/1/
                                          ----------------   -------    -------    -------   -------   ----------------
For a share outstanding for each
   period: /1/
Net asset value, beginning of period         $ 11.98         $ 10.15    $ 10.72    $ 10.26   $ 10.28      $10.00
                                             -------         -------    -------    -------   -------      ------
Income from investment operations:
   Net investment income                        0.26            0.19       0.23       0.14      0.20        0.04
   Net realized and unrealized gain
      (loss) on investments and foreign
      currency transactions                     0.83            2.32      (0.60)      0.40      0.23        0.28
                                             -------         -------    -------    -------   -------      ------
   Total from investment operations             1.09            2.51      (0.37)      0.54      0.43        0.32
                                             -------         -------    -------    -------   -------      ------
Less distributions:
   Dividends from net investment income        (0.24)          (0.16)     (0.20)     (0.08)    (0.17)      (0.02)
   Dividends in excess of net
      investment income                           --              --         --         --        --       (0.02)
   Dividends from net realized gains              --           (0.52)        --         --     (0.28)         --
                                             -------         -------    -------    -------   -------      ------
   Total distributions                         (0.24)          (0.68)     (0.20)     (0.08)    (0.45)      (0.04)
                                             -------         -------    -------    -------   -------      ------
Net asset value, end of period               $ 12.83         $ 11.98    $ 10.15    $ 10.72   $ 10.26      $10.28
                                             -------         -------    -------    -------   -------      ------

Total return                                    9.11%/2/       24.79%     (3.44%)     5.27%     4.12%       3.25%/2/

Supplemental data and ratios:
   Net assets, end of period ($000)          $13,274         $13,602    $10,446    $11,002   $10,582      $6,071
   Ratio of expenses to average
      net assets /4/                            1.45%/3/        1.45%      1.45%      1.45%     1.45%       1.45%/3/
   Ratio of net investment income to
   average net assets /4/                       4.02%/3/        1.69%      2.18%      1.37%     1.84%       1.32%/3/
   Portfolio turnover rate                     13.17%          45.67%     33.16%     94.35%    61.37%         --%

/1/  Fund commenced operations June 30, 1998.
/2/  Not annualized.
/3/  Annualized.
/4/ Without voluntary expense reimbursements of $153,830 for the six months ended June 30, 2003, and $319,580, $223,080, $299,721, $337,352 for the
     years ended December 31, 2002, 2001, 2000, and 1999, and $155,345 for the
     period ended December 31, 1998, the ratios of expenses to average net assets would have been 3.74%, 4.02%, 3.50%, 4.41%, 4.32% and 9.66%, respectively, and the ratio of net investment income (loss) to average net assets would have been 1.73%, (0.87%), 0.14%, (1.60%), (1.03%) and (6.89%), respectively.

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS-JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Security Capital European Real Estate Shares ("the Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. SC-REMFs is comprised of two investment portfolios, the Fund and Security Capital U.S. Real Estate Shares. The Fund commenced operations on June 30, 1998.

     The Fund seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly traded real estate companies organized principally in European countries. Long-term, the Fund's objective is to achieve top-quartile total returns as compared with other mutual funds that invest in publicly traded real estate companies organized principally in European countries.

     The following is a summary of significant accounting policies consistently followed by the Fund.

     a) Investment Valuation -- Each trading day, portfolio securities are valued at their last sale price as of the close of trading on the exchange representing the principal market for such securities, or at the mean of the closing bid and asked price for that day. Securities listed or traded on NASDAQ are valued at the NASDAQ official closing price. Any securities for which market quotations are not readily available are valued in good faith in a manner that best reflects their fair value. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. As of December 31, 2002, the Fund has elected for Federal income tax purposes to defer a $399 current year post October currency loss as though the loss was incurred on the first day of the next fiscal year.

     c) Distributions to Shareholders -- Dividends from net investment income are declared and paid semiannually. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

     Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

     Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC's) and losses deferred due to wash sales. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

     d) Foreign Currency -- The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included

--------------------------------------------------------------------------------

     in the unrealized appreciation (depreciation) of investments and foreign currency. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investments.

     e) Repurchase Agreements -- The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book-entry transfer to the account of the Fund's custodian. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the fund may be delayed.

     f) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     g) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing the Fund's net investment income when those taxes may be recaptured.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:

     Six Months Ended June 30, 2003:

                                                               Amount        Shares
                                                            ------------   ----------
     Shares sold                                            $ 13,334,001    1,162,778
     Shares issued to holders in reinvestment of dividend          1,945          153
     Shares redeemed                                         (14,783,908)  (1,264,269)
                                                            ------------   ----------
     Net decrease                                           $ (1,447,962)    (101,338)
                                                            ============   ==========

--------------------------------------------------------------------------------

     Year Ended December 31, 2002:

                                                               Amount      Shares
                                                            -----------   --------
     Shares sold                                            $ 3,659,926    288,856
     Shares issued to holders in reinvestment of dividend        64,696      5,414
     Shares redeemed                                         (2,336,864)  (187,989)
                                                            -----------   --------
     Net increase                                           $ 1,387,758    106,281
                                                            ===========   ========

     3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term investments by the Fund for the six months ended June 30, 2003, were $1,719,389 and $2,909,354 respectively.

     At June 30, 2003, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Appreciation                      $2,153,522
     (Depreciation)                      (341,425)
                                       ----------
     Net appreciation on investments   $1,812,097
                                       ==========

     At June 30, 2003, the cost of investments for federal income tax purposes was $11,411,692.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     SC-REMF's has entered into an Investment Advisory Agreement with Security Capital Research & Management Incorporated ("SC-R&M"). SC-R&M is a wholly owned subsidiary of General Electric Capital Services, Inc. Pursuant to the Advisory Agreement, SC-R&M is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's average daily net assets.

     SC-R&M voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.45% of the average net assets, computed on a daily basis, for the six months ended June 30, 2003. SC-R&M has extended this agreement through at least December 31, 2003.

     SC-R&M also serves as the Fund's administrator. SC-R&M charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

     State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

     Boston Financial Data Services, Inc. ("BFDS"), a privately held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

5.   CONCENTRATION OF RISKS

     The Fund will invest a substantial portion of its assets in publicly-traded real estate companies organized principally in European nations. The Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the

--------------------------------------------------------------------------------

     value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in real estate taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the cleanup of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.

     The Fund will invest primarily in foreign securities. Substantial risks are involved when investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are generally not subject to the same accounting and auditing and financial reporting standards as those for U.S. companies, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

     Also most foreign countries withhold portions of income and dividends at the source requiring investors to reclaim taxes withheld.

     The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

     The foregoing discussion is general in nature and is subject to the risk considerations described in the Fund's Prospectus and Statement of Additional Information.

6.   DISTRIBUTION AND SERVICING PLAN

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the Plan, the Fund pays to Macquarie Capital Partners LLC (the "Distributor"), in its capacity as principal distributor of the Fund's shares, a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets.

     The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's shares and for providing certain services to shareholders. The Distributor may pay third parties with respect of these services such amounts as it may determine. For the six months ended June 30, 2003, the Fund has made payments totaling $16,615 as required by the adopted Plan.

     On July 18, 2003, SC-R&M Capital Markets Incorporated, a registered broker-dealer and member of the National Association of Security Dealers, Inc. (NASD), replaced Macquarie Capital Partners LLC as the distributor for the Fund. SC-R&M Capital Markets Incorporated is a wholly owned subsidiary of SC-R&M.

7.   PRINCIPAL SHAREHOLDERS

     As of June 30, 2003, SC Realty Incorporated owned 99.1% of the Fund's total outstanding shares. Both SC Realty Incorporated and SC-R&M are wholly owned subsidiaries of General Electric Capital Services, Inc.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                                                                 Number of
                                                                                               Portfolios in         Other
                                            Term of Office            Principal                Fund Complex      Directorships
   Name, Address          Position(s) Held  and Length of            Occupation(s)             Overseen by          Held by
      and Age               with the Fund    Time Served          During Past 5 Years            Director           Director
------------------------  ----------------  --------------  ---------------------------------  -------------  ----------------------
Anthony R. Manno Jr. /1/    Chairman of     Term:           Managing Director and President        Two        Director of Security
                            the Board of    Indefinite /2/  of SC-R&M since January 1995.                     Capital Preferred
11 S. LaSalle Street        Directors,                                                                        Growth Incorporated
Second Floor                Managing        Time Served:    Member of the Investment                          and Bulgarian
Chicago, Illinois           Director and    6 years         Committee of Security Capital                     American Enterprise
60603                       President                       from March 1994 to June 1996.                     Fund.

Age: 51                                                     Managing Director of LaSalle
                                                            Partners Limited from March
                                                            1980 to March 1994.

Robert H. Abrams            Director        Term:           Senior Lecturer Dept. of City and      Two        Director of Cayuga
                                            Indefinite/2/   Regional Planning, College of                     Medical Center.
11 S. LaSalle Street                                        Architecture, Art & Planning at
Second Floor                                Time Served:    Cornell University since 1992.
Chicago, Illinois                           6 years
60603                                                       Founding Director of the Program
                                                            in Real Estate at Cornell
Age: 71                                                     University in 1995.

Stephen F. Kasbeer          Director        Term:           Treasurer, Senior Vice President       Two        Director of
                                            Indefinite/2/   and Chief Investment Officer of                   Commonfund
11 S. LaSalle Street                                        Loyola University Chicago from                    Endowment Realty
Second Floor                                Time Served:    1981 to 1994. President of                        Investors II, Inc. and
Chicago, Illinois                           6 years         Loyola Management Co. from                        Coronado Hospital
60603                                                       1989 to 1994.                                     Foundation.

Age: 78

George F. Keane             Director        Term:           Chairman of the Board of Trigen        Two        Director of the
                                            Indefinite/2/   Energy Corporation from 1994 to                   Bramwell Funds,
11 S. LaSalle Street                                        March 2000.                                       Longview Oil and
Second Floor                                Time Served:                                                      Gas Group, Nicholas
Chicago, Illinois                           6 years         Founding Chief Executive of the                   Applegate Mutual
60603                                                       Endowment Realty Investors in                     Funds, Universal
                                                            1988 and The Common Fund in                       Bond Fund and
Age: 73                                                     1971.                                             Universal Stainless
                                                                                                              Alloy Products.

Kenneth D. Statz            Managing        Time Served:    Managing Director of SC-R&M            Not               Not
                            Director        6 years         since November 1997, Senior         Applicable        Applicable
11 S. LaSalle Street                                        Vice President July 1996 to
Second Floor                                                November 1997 and Vice
Chicago, Illinois                                           President from March 1995 to
60603                                                       July 1996.

Age: 44                                                     Vice President and Senior Analyst
                                                            in the Investment Research
                                                            department of Goldman Sachs &
                                                            Co., from February 1992 to
                                                            January 1995.

/1/  "Interested person" as defined in the 1940 Act.
/2/  Directors serve an indefinite term until his successor is elected.

--------------------------------------------------------------------------------

                                                                                                 Number of
                                                                                               Portfolios in      Other
                                            Term of Office            Principal                Fund Complex   Directorships
   Name, Address          Position(s) Held  and Length of            Occupation(s)             Overseen by       Held by
      and Age               with the Fund    Time Served          During Past 5 Years            Director        Director
------------------------  ----------------  --------------  ---------------------------------  -------------  -------------
Kevin W. Bedell           Senior Vice        Time Served:   Senior Vice President of SC-           Not            Not
                          President          6 years        R&M since November 1997 and         Applicable     Applicable
11 S. LaSalle Street                                        Vice President from July 1996 to
Second Floor                                                November 1997.
Chicago, Illinois
60603                                                       Equity Vice President and
                                                            Portfolio Manager of LaSalle
Age: 47                                                     Partners Limited from January
                                                            1987 to January 1996.

Alexander K. Daggett      Vice President -   Time Served:   Vice President of SC-R&M since         Not            Not
                          Client Services    5 years        March 1998.                         Applicable     Applicable
11 S. LaSalle Street
Second Floor                                                National Sales Manager for
Chicago, Illinois                                           Marshall Funds from January
60603                                                       1997 to December 1997.

Age: 53

Jeffrey C. Nellessen      Chief Financial    Time Served:   Chief Financial Officer of SC-         Not            Not
                          Officer,           6 years        R&M since December 2002 and         Applicable     Applicable
11 S. LaSalle Street      Treasurer and                     Vice President and Controller
Second Floor              Assistant                         from March 1997 to December
Chicago, Illinois         Secretary                         2002.
60603
                                                            Controller, Manager of Client
Age: 41                                                     Administration and Compliance
                                                            Officer at Strong Capital
                                                            Management from June 1988 to
                                                            March 1997.

David T. Novick           General Counsel,   Time Served:   General Counsel of SC-R&M              Not            Not
                          Senior Vice        5 years        since August 2002. Senior Vice      Applicable     Applicable
11 S. LaSalle Street      President and                     President of Security Capital
Second Floor              Secretary                         from March 2001 to July 2002 and
Chicago, Illinois                                           Vice President from June 1998 to
60603                                                       March 2001.

Age: 38                                                     Partner with the law firm of
                                                            Katten Muchin and Zavis from
                                                            September 1989 to June 1998.

Michael J. Heller         Controller and     Time Served:   Controller of SC-R&M since             Not            Not
                          Assistant          5 years        December 2002 and Assistant         Applicable     Applicable
11 S. LaSalle Street      Treasurer                         Controller from October 1997 to
Second Floor                                                December 2002.
Chicago, Illinois
60603                                                       Member of the audit team at
                                                            McGladrey & Pullen, LLP from
Age: 33                                                     August 1992 to October 1997.


--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT TEAM                 INVESTMENT ADVISER

Anthony R. Manno Jr.                       Security Capital Research &
Director, Chairman and President           Management Incorporated
                                           11 South LaSalle Street, Second Floor
Kenneth D. Statz                           Chicago, Illinois 60603
Managing Director                          1-888-SECURITY

Kevin W. Bedell                            TRANSFER AGENT
Senior Vice President
                                           Boston Financial Data Services, Inc.
Bernard Krieg                              P.O. Box 8121
Vice President                             Boston, Massachusetts 02266-8121
                                           1-800-409-4189
Matthew D. Hansen
Securities Trader                          INDEPENDENT AUDITORS

David T. Cheng                             KPMG LLP
Analyst                                    303 East Wacker Drive
                                           Chicago, Illinois 60601

                                           LEGAL COUNSEL

                                           Mayer, Brown, Rowe & Maw
                                           1675 Broadway
                                           New York, New York 10019

                             [LOGO] SECURITY CAPITAL

                11 South LaSalle Street, Chicago, Illinois 60603
                                 1-888-SECURITY
                             www.securitycapital.com

Item 2. Code of Ethics.

Not applicable for the semi-annual reporting period ended June 30, 2003.

Item 3. Audit Committee Financial Expert.

Not applicable for the semi-annual reporting period ended June 30, 2003.

Item 4. Principal Accountant Fees and Services.

Not applicable for the semi-annual reporting period ended June 30, 2003.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Anthony R. Manno Jr., the registrant's President, and Jeffrey C. Nellessen, the registrant's Chief Financial Officer, reviewed the registrant's disclosure controls and procedures (the "Procedures") and evaluated their effectiveness. Based on their review, Mr. Manno and Mr. Nellessen determined that the Procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission's rules and regulations.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(a)(1) Not applicable.

(a)(2) Attached hereto:

       Exhibit 99.30a-2(a)CERT: Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940

(b)    Attached hereto:

       Exhibit 99.30a-2(b)CERT: Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED

By: /s/ Anthony R. Manno Jr.                        By: /s/ Jeffrey C. Nellessen
    ------------------------                            ------------------------
        Anthony R. Manno Jr.                                Jeffrey C. Nellessen
President                                           Chief Financial Officer

Date: September 15, 2003                            Date: September 15, 2003